Exhibit 99.1

Thoma Bravo Advantage Shareholders Approve Proposed Business Combination with ironSource

SAN FRANCISCO, June 22, 2021 – Thoma Bravo Advantage (NYSE:TBA) (“TBA”), a publicly traded special purpose acquisition company, today announced that shareholders of TBA voted to approve the proposed business combination with ironSource, a leading business platform for the App Economy, at its Extraordinary General Meeting held on June 22, 2021.

More than 96% of the votes cast at the meeting voted to approve the business combination. Holders of approximately 86% of TBA’s issued and outstanding shares cast votes at the Extraordinary General Meeting.

As previously announced, the combined company will retain the ironSource Ltd. name and is expected to begin trading on the New York Stock Exchange under the new symbol “IS” on June 29, 2021, following the close of the business combination, which is expected to take place on June 28, 2021.

“Through their overwhelming support, our shareholders recognize the unique combination of scale, business growth and profitability that ironSource offers and the value Thoma Bravo Advantage provides through its deep operational and investment expertise in the software sector,” said Orlando Bravo, Chairman of the Board of Directors of Thoma Bravo Advantage, as well as a founder and managing partner at Thoma Bravo. “We look forward to supporting ironSource as it enters the public markets and furthers its leadership position as one of the fastest growing and most innovative platforms for building and scaling businesses in the App Economy.”

A Form 8-K disclosing the full voting results will be filed by Thoma Bravo Advantage with the Securities and Exchange Commission.

About Thoma Bravo Advantage

Thoma Bravo Advantage is a blank check company incorporated as a Cayman Islands exempted company for the purposes of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Its Class A ordinary shares are listed on the New York Stock Exchange under the symbol “TBA.” Thoma Bravo Advantage is sponsored by Thoma Bravo Advantage Sponsor LLC, which was formed by individuals affiliated with Thoma Bravo, a leading private equity firm focused on the software and technology-enabled software services sector. Thoma Bravo Advantage was formed for the purpose of executing a business combination in the software industry.

About ironSource

ironSource is a leading business platform that enables mobile content creators to prosper within the App Economy. App developers use ironSource’s platform to turn their apps into successful, scalable businesses, leveraging a comprehensive set of software solutions which help them grow and engage users, monetize content, and analyze and optimize business performance to drive more overall growth. The ironSource platform also empowers telecom operators to create a richer device experience, incorporating relevant app and service recommendations to engage users throughout the lifecycle of the device. By providing a comprehensive business platform for the core constituents of the app economy, ironSource allows customers to focus on what they do best, creating great apps and user experiences, while we enable their business expansion in the App Economy. For more information, please visit www.is.com

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Thoma Bravo Advantage (“TBA”) and ironSource Ltd. (“ironSource”). All statements other than statements of historical facts contained in this communication, including statements regarding ironSource’s, TBA’s or the combined company’s future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements include, without limitation, ironSource’s or TBA’s expectations concerning the outlook for their or the combined company’s business, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of the combined company. Forward-looking statements also include statements regarding the expected benefits of the proposed transaction between ironSource and TBA.

Forward-looking statements involve a number of risks, uncertainties and assumptions, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of TBA’s securities; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction,; (iii) the lack of a third-party valuation in determining whether to pursue the proposed transaction; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (v) the effect of the announcement or pendency of the transaction on ironSource’s business relationships, performance, and business generally; (vi) risks that the proposed transaction disrupts current plans of ironSource and potential difficulties in ironSource employee retention as a result of the proposed transaction; (vii) the outcome of any legal proceedings that may be instituted against ironSource or against TBA related to the merger agreement or the proposed transaction; (vii) the ability of ironSource to list its ordinary shares on the New York Stock Exchange; (ix) volatility in the price of the combined company’s securities due to a variety of factors, including changes in the competitive industry in which ironSource operates, variations in performance across competitors, changes in laws and regulations affecting ironSource’s business and changes in the combined capital structure; (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and to identify and realize additional opportunities; (xi) ironSource’s markets are rapidly evolving and may decline or experience limited growth; (xii) ironSource’s reliance on operating system providers and app stores to support its platform; (xiii) ironSource’s ability to compete effectively in the markets in which it operates; (xiv) ironSource’s quarterly results of operations may fluctuate for a variety of reasons; (xv) failure to maintain and enhance the ironSource brand; (xvi) ironSource’s dependence on its ability to retain and expand its existing customer relationships and attract new customers; (xvii) ironSource’s reliance on its customers that contribute more than $100,000 of annual revenue; (xviii) ironSource’s ability to successfully and efficiently manage its current and potential future growth; (xix) ironSource’s dependence upon the continued growth of the app economy and the increased usage of smartphones, tablets and other connected devices; (xx) ironSource’s dependence upon the success of the gaming and mobile app ecosystem and the risks generally associated with the gaming industry; (xxi) ironSource’s, and ironSource’s competitors’, ability to detect or prevent fraud on its platforms; (xxii) failure to prevent security breaches or unauthorized access to ironSource’s or its third-party service providers’ data; (xxiii) the global scope of ironSource’s operations, which are subject to laws and regulations worldwide, many of which are unsettled and still developing; (xxiv) the rapidly changing and increasingly stringent laws, contractual obligations and industry standards relating to privacy, data protection, data security and the protection of children; and (xxv) the effects of health epidemics, including the COVID-19 pandemic.

ironSource and TBA caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth herein speak only as of the date of this communication. Neither ironSource nor TBA undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that ironSource or TBA will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the proposed transaction, in TBA’s public filings with the SEC or, upon and following the consummation of the proposed transaction, in ironSource’s public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to consult.